UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1099 18th Street, Suite 1800

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 228-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 10, 2007, BabyUniverse, Inc. (the “Company”) filed a Current Report on Form 8-K with regard to the dismissal of its prior independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”). The Company provided Singer Lewak with a copy of such Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Singer Lewak furnish the Company with a letter addressed to the SEC stating whether or not Singer Lewak agree with the statements made in such Current Report on Form 8-K. On December 11, 2007, the Company received the requested letter from Singer Lewak. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission dated December 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.

December 12, 2007	By:	/s/ Barry Hollingsworth
	Name:	Barry Hollingsworth
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission dated December 10, 2007